                                                             EXHIBIT 10.1





                                    AGREEMENT
                             OF LIMITED PARTNERSHIP

                                       OF

                                  G REIT, L.P.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
ARTICLE I ......................................................................     1

ARTICLE II .....................................................................    12

  Section 2.01    Organization .................................................    12
  Section 2.02    Name .........................................................    12
  Section 2.03    Registered Office and Agent; Principal Office ................    12
  Section 2.04    Partners .....................................................    13
  Section 2.05    Term and Dissolution .........................................    13
  Section 2.06    Filing of Certificate and Perfection of Limited Partnership ..    14
  Section 2.07    Certificates Describing Partnership Units ....................    14

ARTICLE III ....................................................................    15

  Section 3.01    Purpose and Nature ...........................................    15
  Section 3.02    Powers .......................................................    15

ARTICLE IV .....................................................................    15

  Section 4.01    Capital Contributions ........................................    15
  Section 4.02    Additional Capital Contributions and Issuances
    of Additional Partnership Interests ........................................    16
  Section 4.03    Additional Funding ...........................................    18
  Section 4.04    Capital Accounts .............................................    18
  Section 4.05    Percentage Interests .........................................    19
  Section 4.06    No Interest on Contributions .................................    19
  Section 4.07    Return of Capital Contributions ..............................    19
  Section 4.08    No Third-Party Beneficiary ...................................    19

ARTICLE V ......................................................................    20

  Section 5.01    Allocations ..................................................    20
  Section 5.02    Distributions ................................................    25
  Section 5.03    REIT Distribution Requirements ...............................    28
  Section 5.04    No Right to Distributions in Kind ............................    28
  Section 5.05    Limitations on Return of Capital Contributions ...............    28
  Section 5.06    Distributions Upon Liquidation ...............................    29
  Section 5.07    Substantial Economic Effect ..................................    30

ARTICLE VI .....................................................................    30

  Section 6.01    Management of the Partnership ................................    30
  Section 6.02    Delegation of Authority ......................................    33
  Section 6.03    Indemnification and Exculpation of Indemnitees ...............    33
  Section 6.04    Liability of the General Partner .............................    35
  Section 6.05    Reimbursement Obligations of Partnership .....................    36
  Section 6.06    Outside Activities ...........................................    36
  Section 6.07    Employment or Retention of Affiliates ........................    37
  Section 6.08    Title of Partnership Assets ..................................    37

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
  Section 6.09    Miscellaneous ................................................    38

ARTICLE VII ....................................................................    38

  Section 7.01    Transfer of the General Partner's Partnership Interest .......    38
  Section 7.02    Admission of a Substitute or Additional General Partner ......    40
  Section 7.03    Effect of Bankruptcy, Withdrawal, Death or
    Dissolution of a General Partner ...........................................    41
  Section 7.04    Removal of a General Partner .................................    41
  Section 7.05    Option to Acquire Incentive Limited Partnership Interest .....    42

ARTICLE VIII ...................................................................    43

  Section 8.01    Management of the Partnership ................................    43
  Section 8.02    Power of Attorney ............................................    43
  Section 8.03    Limitation of Liability of Limited Partners ..................    43
  Section 8.04    [Reserved] ...................................................    43
  Section 8.05    Redemption Right .............................................    44
  Section 8.06    Registration .................................................    46

ARTICLE IX .....................................................................    47
  Section 9.01    Purchase for Investment ......................................    47
  Section 9.02    Restrictions on Transfer of Limited Partnership Interests.....    48
  Section 9.03    Admission of Substitute Limited Partner ......................    49
  Section 9.04    Rights of Assignees of Partnership Interests                      50
  Section 9.05    Effect of Bankruptcy, Death, Incompetence, or
    Termination of a Limited Partner ...........................................    51
  Section 9.06    Joint Ownership of Interests .................................    51

ARTICLE X ......................................................................    52

  Section 10.01   Books and Records ............................................    52
  Section 10.02   Custody of Partnership Funds; Bank Accounts ..................    52
  Section 10.03   Fiscal and Taxable Year ......................................    52
  Section 10.04   Annual Tax Information and Report ............................    53
  Section 10.05   Tax Matters Partner; Tax Elections; Special Basis Adjustments.    53
  Section 10.06   Reports to Limited Partners ..................................    53

ARTICLE XI .....................................................................    54

ARTICLE XII ....................................................................    55

  Section 12.01   Notices ......................................................    55
  Section 12.02   Survival of Rights ...........................................    55
  Section 12.03   Additional Documents .........................................    55
  Section 12.04   Severability .................................................    55
  Section 12.05   Entire Agreement .............................................    55
  Section 12.06   Pronouns and Plurals .........................................    55
  Section 12.07   Headings .....................................................    56
  Section 12.08   Counterparts .................................................    56
  Section 12.09   Governing Law ................................................    56

EXHIBITS

EXHIBIT A   -   Partners, Capital Contributions and Percentage Interests
EXHIBIT B   -   Notice of Exercise of Redemption Right
EXHIBIT C   -   Certification of Non-Foreign Status

                                    AGREEMENT
                             OF LIMITED PARTNERSHIP

                                       OF

                                  G REIT, L.P.

     This Agreement of Limited Partnership (the "Agreement") of G REIT, L.P. (the "Partnership"), dated as of December 18, 2001, is entered into by and among G REIT, Inc., a Virginia corporation (the "Company" or the "General Partner"), Triple Net Properties L.L.C., a Virginia limited liability company (the "Special Limited Partner"), and the other Limited Partners (as defined herein).

     NOW, THEREFORE, in consideration of mutual covenants between the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS
                                  -------------

     The following defined terms used in this Agreement shall have the meaning specified below:

     "Act" means the Virginia Revised Uniform Limited Partnership Act, as it may be amended from time to time.

     "Additional Funds" has the meaning set forth in Section 4.03 hereof.

     "Additional Limited Partner" means a Person admitted to this Partnership as a Limited Partner pursuant to Section 4.02 hereof.

     "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in
Section 4.02(a).

     "Adjusted Invested Capital" means Invested Capital, minus, upon the sale of a Property, the lesser of (i) the Sale Proceeds from that Property that are available for distribution or (ii) the sum of (A) the Allocable Invested Capital for that Property and (B) any Cumulative Allocable Invested Capital Shortfall.

     "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the Company, including any salaries or other payments to directors, officers or employees of the Company, and any accounting and legal expenses of the Company, which expenses, the Partners have agreed, are expenses of the Partnership and not the Company, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative
                                  --------  -------
Expenses shall not include any administrative costs and expenses incurred by the Company that are attributable to Properties or Subsidiaries that are owned by the Company directly, rather than through the Partnership.

     "Advisor" means the Person, if any, appointed, employed, or contracted with by the Company pursuant to Section 4.1 of the Articles of Incorporation and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

     "Affiliate" means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Persons; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, manager, trustee or general partner.

     "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by the Partners. The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A.
                                ---------

     "Agreement" means this Agreement of Limited Partnership.

     "Allocable Invested Capital" means, for each Property, the product of (i) the Invested Capital and (ii) a fraction equal to the Partnership's original investment in that Property divided by the Partnership's total original investment in all of its Properties.

     "Allocable Invested Capital Shortfall" means, for each Property that is sold, the amount, if any, by which the Allocable Invested Capital exceeds the Sale Proceeds available for distribution.

     "Articles of Incorporation" means the Articles of Incorporation of the Company dated December 12, 2001.

     "Capital Account" has the meaning provided in Section 4.04 hereof.

     "Capital Contribution" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

     "Capital Transaction" means the refinancing, sale, exchange, condemnation, recovery of a damage award or insurance proceeds (other than business or rental interruption insurance proceeds not reinvested in the repair or reconstruction of Properties), or other disposition of any Property (or the Partnership's interest therein), except for any Terminating Capital Transaction.

     "Cash Amount" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption. The value of the REIT Shares Amount shall be based on the average of the daily market price of REIT Shares for the ten (10) consecutive Trading Days immediately preceding the date of such valuation. The market price for each such Trading Day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of a closing bid and asked prices, regular way, on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

     "Cash Available for Distribution" means, for a taxable year of the Partnership, a positive amount, if any, equal to the cash revenues and receipts of the Partnership (other than those arising from a Capital Transaction or a Terminating Capital Transaction) available for distribution to the partners after payment of the Partnership's expenses and other expenditures and the creation of any reasonably required reserves, as determined by the General Partner.

     "Certificate" means any instrument or document that is required under the laws of the Commonwealth of Virginia, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the Commonwealth of Virginia or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the Commonwealth of Virginia or such other jurisdiction.

     "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

     "Commission" means the U.S. Securities and Exchange Commission.

     "Company" means G REIT, Inc., a Virginia corporation.

     "Conversion Factor" means 1.0, provided that in the event that the Company
                                    --------
(i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision, or combination (assuming for such purposes that such dividend, distribution, subdivision, or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date and, provided further, that in the event
                                         --------
that an entity other than an Affiliate of the Company shall become General Partner pursuant to any merger, consolidation, or combination of the Company with or into another entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation, or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided,
                                                                   --------
however, that, if a Redeeming Partner is to receive the Cash Amount and the
-------
record date for such event falls during the valuation period for determining the Cash Amount, the Conversion Factor shall be appropriately adjusted by the General Partner to produce a fair and equitable calculation of the Cash Amount.

     "Cumulative Allocable Invested Capital Shortfall" means the cumulative Allocable Invested Capital Shortfall from prior sales of Properties that has not previously been distributed to the General Partner and the Limited Partners.

     "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt, or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

     "General Partner" means G REIT, Inc., a Virginia corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

     "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.

     "Incentive Limited Partnership Interest" means the ownership interest of the Special Limited Partner in the Partnership at any particular time, including the right of such Special Limited Partner to any and all benefits to which such Special Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Special Limited Partner to comply with all the provisions of this Agreement and of such Act.

     "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as the Company, the General Partner, or a director, officer, or employee of the Partnership, the Company, or the General Partner, and (ii) such other Persons (including Affiliates of the Company, the General Partner, or the Partnership) as the General Partner may designate to from time to time, in its sole and absolute discretion.

     "Independent Director" means a director who is not, and within the last two
(2) years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor, or their Affiliates, (ii) employment by the Sponsor, the Advisor, or their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or of their Affiliates. An indirect relationship shall include circumstances in which a director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, the Advisor, any of the Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the director from the Sponsor, the Advisor or their Affiliates exceeds five percent (5%) of either the director's annual gross revenue during either of the last two (2) years or the director's net worth on a fair market value basis.

     "Invested Capital" means (i) the sum of (A) the number of REIT Shares issued by the Company (including any REIT Shares actually issued through the Company's dividend reinvestment program, the Independent Director options, or the broker-dealer warrants) and (B) the number of Partnership Units issued by the Partnership to Limited Partners, multiplied by (ii) amount initially equal to $10.00, which amount shall be adjusted appropriately to reflect (A) stock dividends, stock splits, or other changes in the capital structure of the Company or the Partnership and (B) at the discretion of the General Partner, any changes in the average price per share paid for REIT Shares and Partnership Units after the Offering.

     "Limited Partner" means any Person (other than the Special Limited Partner) named as a Limited Partner on Exhibit A attached hereto, as Exhibit A may be
                              ---------
amended from time to time, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

     "Loss" shall have the meaning set forth in Section 5.01(k) hereof.

     "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.
                                      ---------

     "Offer" has the meaning set forth in Section 7.01(c) hereof.

     "Offering" means the initial offer and sale by the Company and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public.

     "Operating Income or Loss" means, for a taxable year of the Partnership, the Profits and Losses of the Partnership (other than the Profits and Losses arising from a Capital Transaction or a Terminating Capital Transaction), but subject to the following adjustments:

          (i) There shall be no reduction for depreciation or amortization expenses; and

          (ii) Operating Income or Loss shall not include any items of income, loss, gain, or expense that are specially allocated pursuant to Section 5.01(g),
(h), or (i).

     "Partner" means any General Partner, Limited Partner, or Special Limited Partner.

     "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

     "Partnership Interest" means an ownership interest in the Partnership held by the General Partner, the Special Limited Partner, or any Limited Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each

Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

     "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some or all of its portion of such distribution.

     "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners (other than the Special Limited Partner) issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from time to time.
             ---------

     "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as
                                                                 ---------
may be amended from time to time.

     "Person" means any individual, partnership, limited liability company, corporation, joint venture, trust, or other entity.

     "Profit" shall have the meaning set forth in Section 5.01(k) hereof.

     "Property" means any office or industrial property or other investment in which the Partnership holds an ownership interest.

     "Prospectus" means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, used for the purpose of offering and selling securities to the public.

     "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole discretion pursuant to Section 8.05(b) hereof.

     "Redemption Right" has the meaning provided in Section 8.05(a) hereof.

     "Redemption Shares" has the meaning provided in Section 8.06(a) hereof.

     "Redeeming Partner" has the meaning provided in Section 8.05(a) hereof.

     "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

     "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

     "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the Company and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of Company), including taxes, fees, and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer or employee of the Company, (ii) costs and expenses relating to any public offering and registration of securities by the Company and all statements, reports, fees, and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof,
(iii) costs and expenses associated with any repurchase of any securities by the Company, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the Company under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the Company with laws, rules, and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan, or other plan providing for compensation for the employees of the Company or the Partnership, (vii) costs and expenses incurred by the Company relating to any issuance or redemption of Partnership Interests, and (viii) all other operating or administrative costs of the Company incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

     "REIT Shares" means the shares of common stock, $.01 par value per share, of the Company (or Successor Entity, as the case may be).

     "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor as adjusted to and including the day immediately preceding the Specified Redemption Date; provided, that in the event the Company issues to all holders of REIT Shares rights, options, warrants, or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the

"rights"), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

     "Return" means an 8% per annum cumulative, non-compounded return on Adjusted Invested Capital. If Adjusted Invested Capital is adjusted during a period for which the Return is calculated, the Return will be computed based on the weighted average Adjusted Invested Capital for the period. The Return shall be prorated with respect to any Partner that is admitted as a Partner during a period or that withdraws as a Partner during a period.

     "Sale Proceeds" means the cash proceeds from a Capital Transaction after payment of, or adequate provision for, transaction expenses, debts of the Partnership, and any reasonably necessary reserves; provided, however, that Sale
                                                    --------  -------
Proceeds shall not include proceeds from any Terminating Capital Transaction.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Service" means the Internal Revenue Service.

     "Special Limited Partner" means Triple Net Properties, L.L.C., a Virginia limited liability company, and any Person who becomes a substitute or additional Special Limited Partner as provided herein.

     "Specified Redemption Date" means the first business day that is at least 60 days after the receipt by the General Partner of the Notice of Redemption, or such earlier date as shall be designated in writing to the Redeeming Partner by the General Partner.

     "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage, or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

          (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

          (ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

          (iii) having a substantial number of relationships and contacts with the Company;

          (iv)   possessing significant rights to control Company properties;

          (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

          (vi) providing goods or services to the Company on a basis which was not negotiated at arms' length with the Company.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "Subsidiary Partnership" means any partnership in which the Company, a Subsidiary of the Company, or the Partnership owns a partnership interest.

     "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

     "Successor Entity" has the meaning provided in the definition of "Conversion Factor" contained herein.

     "Survivor" has the meaning set forth in Section 7.01(d) hereof.

     "Terminating Capital Transaction" means the sale, exchange or other disposition of all or substantially all of the assets of the Partnership, after which transaction the Partnership is dissolved and terminated.

     "Trading Day" means a day on which the principal national securities exchange on which security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transaction" has the meaning set forth in Section 7.01(c) hereof.

     "Transfer" has the meaning set forth in Section 9.02(a) hereof.

     "Transfer Restriction Date" means that date on which the Offering is declared effective by the Commission, or such later date as shall be established by agreement between the Partnership and any Limited Partner.

     "Withheld Amount" means an amount required to be withheld by the Partnership under the Code or any other federal, state or local law, including, without limitation, pursuant to Sections 1441, 1442, 1445, and 1446 of the Code.

                                   ARTICLE II
                   PARTNERSHIP CONTINUATION AND IDENTIFICATION
                   -------------------------------------------

     Section 2.01  Organization.
                   ------------

     The Partnership is a limited partnership organized pursuant to the provisions of the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

     Section 2.02  Name.
                   ----

     The name of the Partnership shall be G REIT, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from to time to time shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

     Section 2.03  Registered Office and Agent; Principal Office.
                   ---------------------------------------------

     The name and address of the Partnership's registered agent in the Commonwealth of Virginia is Louis J. Rogers, Esq., 701 East Byrd Street, 15th Floor, Richmond, Virginia 23219. The principal office of the Partnership shall be located at 1551 N. Tustin Avenue, Suite 650, Santa Ana, California 92705, or such other place as the General Partner may from time to time designate, in its sole and absolute discretion, by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the Commonwealth of Virginia as the General Partner deems advisable.

     Section 2.04   Partners.
                    --------

     (a) The General Partner of the Partnership is G REIT, Inc., a Virginia corporation. Its principal place of business shall be the same as that of the Partnership.

     (b) The General Partner hereby consents to admit those persons identified on Exhibit A as Limited Partners or Special Limited Partners as of the date
   ---------
hereof. The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A hereto, amended from time to time.
            ---------

     Section 2.05   Term and Dissolution.
                    --------------------

     (a) The term of the Partnership commenced on December 17, 2001, the date the Certificate was filed in the Clerk's Office of the Commission in accordance with the Act, and shall continue in full force and effect until December 31, 2050, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

          (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal, or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to
     Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal, or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

          (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

          (iii) The election by the General Partner that the Partnership should be dissolved; or

          (iv)   As otherwise provided in the Act.

     (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets of the Partnership to the Partners in kind.

     Section 2.06  Filing of Certificate and Perfection of Limited Partnership.
                   -----------------------------------------------------------

     The General Partner shall execute, acknowledge, record, and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

     Section 2.07  Certificates Describing Partnership Units.
                   -----------------------------------------

     At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable, and (iii) shall bear a legend to the following effect:

          This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of G REIT, L.P.

                                   ARTICLE III
                           BUSINESS OF THE PARTNERSHIP
                           ---------------------------

     Section 3.01  Purpose and Nature.
                   ------------------

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business
                                           --------  -------
shall be limited to and conducted in such manner as to permit the Company at all times to qualify as a REIT, unless the Company otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT inures to the benefit of all the Partners and not solely to the Company. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified a "publicly traded partnership" that is treated as a corporation under Section 7704 of the Code.

     Section 3.02 Powers.
                  ------

     The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, provided that the Partnership shall not take, or refrain from taking, any actions which, in the judgment of the General Partner, in its sole and absolute discretion, could: (i) adversely affect the ability of the Company to initially qualify, or continue to qualify, as a REIT; (ii) subject the Company to any taxes under Section 857 or Section 4981 of the Code (other than any tax imposed under Code Section 857 on capital gains that the Company elects to retain); or (iii) violate any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities, unless such action (or inaction) shall have been specifically consented to in writing by the Company.

                                   ARTICLE IV
                       CAPITAL CONTRIBUTIONS AND ACCOUNTS
                       ----------------------------------

     Section 4.01 Capital Contributions.
                  ---------------------

     The General Partner, the Special Limited Partner, and the Limited Partners have made capital contributions to the Partnership in exchange for the Partnership Interests set forth opposite their names on Exhibit A, as amended
                                                        ---------
from time to time.

     Section 4.02 Additional Capital Contributions and Issuances of Additional
                  ------------------------------------------------------------
Partnership Interests.
----------------------

     Except as provided in this Section 4.02 or in Section 4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the

Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.

     (a)  Issuances of Additional Partnership Interests.
          ---------------------------------------------

          (i) General. The General Partner is hereby authorized to cause the
              -------
     Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner and the Special Limited Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of the Special Limited Partner or any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of the Special Limited Partner or any Limited Partner, subject to Virginia law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests;
     (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests
                  --------  -------
     shall be issued to the Company or any wholly owned Subsidiary of the Company unless either:

               (1)(A) the additional Partnership Interests are issued in connection with an issuance of REIT Shares of or other interests in the Company, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences, and other rights of the additional Partnership Interests issued to the Company by the Partnership in accordance with this Section 4.02 and (B) the Company shall make a Capital Contribution (directly or through the General Partner) to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such REIT Shares of or other interests in the Company, or

               (2) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

     Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

     (b) Upon Issuance of Additional Securities. After the Offering, the Company
         --------------------------------------
shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the Company Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and
(B) the Company contributes (directly or through the General Partner) the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership; provided,
                                                                      --------
however, that the Company is allowed to issue Additional Securities without
-------
complying with the provisions of (A) and (B) above if such issuance of Additional Securities has been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Independent Directors. Without limiting the foregoing, the Company is expressly authorized to issue Additional Securities for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the Company corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the Partnership, and (y) the Company contributes (directly or through the General Partner) all proceeds from such issuance to the Partnership. In the event the Company issues REIT Shares for a cash purchase price and contributes (directly or through the General Partner) all of the proceeds of such issuance to the Partnership, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the Company, the proceeds of which were so contributed, multiplied by
(B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

     (c) Certain Deemed Contributions of Proceeds of Offering of REIT Shares. In
         -------------------------------------------------------------------
connection with any and all offerings of REIT Shares, the Company shall make (directly or through the General Partner) Capital Contributions to the Partnership of the net proceeds therefrom, provided that if the proceeds
                                           --------
actually received and contributed are less than the gross proceeds of such offering as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company shall make (directly or through a General Partner) a Capital Contribution of such net proceeds to the Partnership but the General

Partner shall receive additional Partnership Units with a value equal to the aggregate amount of the gross proceeds of such issuance pursuant to Section 4.02(a) hereof. Upon any such Capital Contribution by the Company or the General Partner, its Capital Account shall be increased by the actual amount of its Capital Contribution pursuant to Section 4.01 hereof.

     Section 4.03  Additional Funding.
                   ------------------

     If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

     Section 4.04  Capital Accounts.
                   ----------------

     A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Account previously) would be allocated among the Partners pursuant to Section
5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.


     Section 4.05  Percentage Interests.
                   --------------------

     If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.05, Operating Income for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day preceding the effective date of such adjustment and the part of the year beginning on the effective date of such adjustment either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole discretion, shall determine which method shall be used to allocate Operating Income for the taxable year in which the adjustment occurs. The allocation of Operating Income for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Operating Income for the later part shall be based on the adjusted Percentage Interests.

     Section 4.06  No Interest on Contributions.
                   ----------------------------

     No Partner shall be entitled to interest on its Capital Contribution.

     Section 4.07  Return of Capital Contributions.
                   -------------------------------

     No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

     Section 4.08  No Third-Party Beneficiary.
                   --------------------------

     No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred, or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, not withstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

                                    ARTICLE V
                           ALLOCATIONS; DISTRIBUTIONS
                           --------------------------

     Section 5.01  Allocations.
                   -----------

     (a)  Operating Income. Operating Income of the Partnership for each taxable
          -----------------
year of the Partnership shall be allocated among the Partners as follows:

          (i) First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the cumulative amount of Operating Income and gain allocated pursuant to this Section 5.01(a)(i) and Section 5.01(c)(i)(A) for the current and all prior years equals the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(iii) and Section 5.01(c)(ii)(B) for the current and all prior years;

          (ii) Second, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Income and gain allocated pursuant to this Section 5.01(a)(ii) and Section 5.01(c)(i)(B) for the current and all prior years equals the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(ii) and Section 5.01(c)(ii)(A) for the current and all prior years;

          (iii) Third, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the cumulative amount of Operating Income and gain allocated to the General Partner and each of the Limited Partners under this Section 5.01(a)(iii) and Section 5.01(c)(i)(C)(4) for the current and all prior years and under Section 5.01(a)(v) for all prior years (less the cumulative amount of Operating Losses allocated under Section 5.01(b)(i) for the current and all prior years) equals the cumulative amount distributed to the General Partner and each of the Limited Partners pursuant to Section 5.02(a)(i) and Section 5.02(b)(i)(C) for the current and all prior years;

          (iv) Fourth, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Income and gain allocated to the Special Limited Partner under this Section 5.01(a)(iv) and Section 5.01(c)(i)(D) for the current and all prior years equals the cumulative amount distributed to the Special Limited Partner pursuant to Section 5.02(a)(ii) and Section 5.02(b)(ii) for the current and all prior years; and

          (v) Thereafter, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests.

     (b)  Operating Losses. Operating Losses of the Partnership for each taxable
          ----------------
year of the Partnership  shall be allocated among the Partners as follows:

          (i) First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the cumulative amount of Operating Losses allocated pursuant to this Section 5.01(b)(i) for the current and all prior years equals the cumulative amount of Operating Income allocated pursuant to Section 5.01(a)(v) for the current and all prior years;

          (ii) Second, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Losses and losses allocated pursuant to this Section 5.01(b)(ii) and Section 5.01(c)(ii)(A) for the current and all prior years (less the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(ii) and Section 5.01(c)(i)(B) for the current and all prior years) equals the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(iv) and Section 5.01(c)(i)(D) for the current and all prior years; and

          (iii) Thereafter, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests.

     (c)  Gains and Losses from Capital Transactions. (i) Gains from Capital
          ------------------------------------------
Transactions shall be allocated among the Partners as follows:

                 (A) First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(i) and this Section 5.01(c)(i)(A) for the current and all prior years equals the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(iii) and
          Section 5.01(c)(ii)(B) for the current and all prior years;

                 (B) Second, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(ii) and this Section 5.01(c)(i)(B) for the current and all prior years equals the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(ii) and Section 5.01(c)(ii)(A) for the current and all prior years;

               (C) Third, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the General Partner and the Limited Partners have been allocated an aggregate amount equal to the sum of (1) any depreciation or amortization recapture associated with the Partnership's investment in the Property, (2) the amount by which the Allocable Invested Capital exceeds the Partnership's investment in the Property, (3) any amounts distributed to the General Partner and the Limited Partners pursuant to Section 5.02(b)(i)(B) (except to the extent that the related Cumulative Allocable Invested Capital Shortfall was attributable to a loss previously allocated pursuant to Section 5.01(c)(ii)(B) that has been previously recaptured pursuant to Section 5.01(a)(i) or Section 5.01(c)(i)(A)), and (4) any amounts distributed to the General Partner and the Limited Partners pursuant to Section 5.02(b)(i)(C); and

               (D) Thereafter, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests, and 15% to the Special Limited Partner.

          (ii) Losses from Capital Transactions shall be allocated among the Partners follows:

               (A) First, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(ii) and this
          Section 5.01(c)(ii)(A) for the current and all prior years (less the cumulative amount of Operating Income and gain allocated pursuant to
          Section 5.01(a)(ii) and Section 5.01(c)(i)(B) for the current and all prior years) equals the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(iv) and Section 5.01(c)(i)(D) for the current and all prior years; and

               (B) Thereafter, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests.

     (d)  Gains and Losses from Terminating Capital Transactions. (i) Gains from
          ------------------------------------------------------
a Terminating Capital Transaction shall be allocated among the Partners as follows:

                    (A) First, 100% to the General Partner and the Limited
              Partners in accordance with their respective Percentage Interests until the aggregate Capital Account balance of the General Partner and the Limited Partners equals the sum of (1) the Adjusted Invested Capital (after reduction by any amounts previously distributed pursuant to Section 5.02(a)(i)(B) and Section 5.02(b)(i)(A) and (B)) and (2) the cumulative Return for the current year and all prior years that has not previously been distributed pursuant to Section 5.02(a)(i)(A) and Section 5.02(b)(i)(C); and

                    (B) Thereafter, 85% to the General Partner and the Limited
              Partners in accordance with their respective Percentage Interests, and 15% to the Special Limited Partner.

              (ii) Losses from a Terminating Capital Transaction shall be allocated among the Partners as follows:

                    (A) First, 85% to the General Partner and the Limited
              Partners in accordance with their respective Percentage Interests and 15% to the Special Limited Partner until the cumulative amount of Operating Losses and losses allocated pursuant to Section 5.01(b)(ii), Section 5.01(c)(ii)(A), and this Section 5.01(d)(ii)(A) for the current and all prior years (less the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(ii) and Section 5.01(c)(i)(B) for the current and all prior years) equals the cumulative amount of Operating Income and gain allocated pursuant to Section 5.01(a)(ii), Section 5.01(a)(iv), and Section 5.01(c)(i)(D) for the current and all prior years; and

                    (B) Thereafter, 100% to the General Partner and the Limited
              Partners in accordance with their respective Percentage Interests.

         (e)  Clawback. Notwithstanding Sections 5.01(a), (b), (c), and (d)
              --------
hereof, to the extent that the Special Limited Partner is required to repay distributions to the Partnership pursuant to Section 5.02(c) hereof, the allocations under Sections 5.01(a), (b), (c), and (d) hereof shall be adjusted to reflect such repayment.


         (f)  Depreciation and Amortization Deductions. Depreciation and
              ----------------------------------------
amortization deductions for each taxable year of the Partnership shall be allocated to the General Partner and the Limited Partners in accordance with their respective Percentage Interests.

         (g)  Minimum Gain Chargeback. Notwithstanding any provision to the
              -----------------------
contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

         (h) Qualified Income Offset. If a Partner receives in any taxable year
             -----------------------
an adjustment, allocation, or distribution described in subparagraph (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(h), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(h).


         (i) Capital Account Deficits. Loss shall not be allocated to a Partner
             ------------------------
to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to other Partners who have positive Capital Account balances in accordance with their respective Percentage Interests. After the occurrence of an allocation of loss to a Partner in accordance with this Section 5.01(i), to the extent permitted by Regulations Section 1.704-1(b), profit, income, or gain shall be allocated to such Partner in an amount necessary to offset a loss previously allocated to such Partner under this
Section 5.01(i).

         (j) Allocations Between Transferor and Transferee. If a Partner
             ---------------------------------------------
transfers any part or all of its Partnership Interest, the distributive shares of the various items of income, gain, loss, and expense allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of income, gain, loss, and expense between the transferor and the transferee Partner.

         (k) Definition of Profit and Loss. "Profit" and "Loss" and any items of
             -----------------------------
income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this
Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, expense, and loss as required by Section 704(c) of the Code and such election shall be binding on all Partners.

         Section 5.02  Distributions.
                       -------------

         (a) Cash Available for Distribution. The Partnership shall distribute
             -------------------------------
Cash Available for Distribution on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) as follows:

             (i) First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the General Partner and the Limited Partners have received an amount equal to the sum of (A) the excess, if any, of (I) the cumulative Return for the current and all prior years over (II) the sum of all prior distributions to the General Partner and the Limited Partners pursuant to this Section 5.02(a)(i)(A) and Section 5.02(b)(i)(C) and (B) any Cumulative Allocable Invested Capital Shortfall; and

              (ii) Thereafter, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests, and 15% to the Special Limited Partner.

Notwithstanding the foregoing, however, if a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion to (i) the number of days that such additional Partnership Interest is held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

         (b)  Sale Proceeds. The Partnership shall distribute Sale Proceeds on a
              -------------
quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) as follows:

              (i) First, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests until the General Partner and the Limited Partners have received an amount equal to the sum of (A) the Allocable Invested Capital with respect to the Properties sold during such quarter (or other distribution period), (B) any Cumulative Allocable Invested Capital Shortfall that is not being distributed pursuant to Section 5.02(a)(i)(B) hereof, and (C) any cumulative shortfall in the General Partner's and the Limited Partners' receipt of the Return pursuant to Section 5.02(a)(i)(A) hereof; and

              (ii) Thereafter, 85% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests, and 15% to the Special Limited Partner.

         (c)  Clawback.  Notwithstanding Sections 5.02(a) and (b) hereof, if
              --------
there is a shortfall in the distribution of the Return to the General Partner and the Limited Partners at the end of any calendar year and the Special Limited Partner previously has received distributions pursuant to Section 5.02(a)(ii) or 5.02(b)(ii) (other than distributions that have previously been repaid pursuant to this Section 5.02(c)), the Special Limited Partner will be required to repay to the Partnership whatever portion of those prior distributions is necessary to cause the Return to be met. The Partnership will distribute any repaid amounts to the General Partner and the Limited Partners in accordance with their respective Percentage Interests. For purposes of this Section 5.02(c), in determining whether there is a shortfall in the Return, only amounts distributed pursuant to Section 5.02(a)(i)(A) or Section

5.02(b)(i)(C) generally will be taken into account. However, to the extent that the Special Limited Partner has returned a distribution under this Section 5.02(c), the returned distribution plus the original accompanying 85% distribution to the General Partner and the Limited Partners will be treated as having been distributed 100% to the General Partner and the Limited Partners pursuant to Section 5.02(a)(i)(A) or Section 5.02(b)(i)(C). In no event will the cumulative amount repaid by the Special Limited Partner to the Partnership pursuant to this Section 5.02(c) exceed the cumulative amount of distributions that the Special Limited Partner previously has received pursuant to Sections 5.02(a)(ii) and 5.02(b)(ii).

         (d) Withholding. Notwithstanding any other provision of this Agreement,
             -----------
the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state, or local law, including, without limitation, pursuant to Sections 1441, 1442, 1445, and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to the Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner (the "Distributable Amount") equals or exceeds the amount required to be withheld by the Partnership (the "Withheld Amount"), the entire Distributable Amount shall be treated as a distribution of cash to such Partner, or (ii) if the Amount is less than the Withheld Amount, the excess of the Withheld Amount over the Distributable Amount shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "Defaulting Limited Partner") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would made by the Partnership to the Defaulting Limited Partner until such time the General Partner Loan has been paid in full, and any such distributions so received the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.

            Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.02(d) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

        (e) Redeemed Partnership Units. In no event may a Partner receive a
            --------------------------
distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive an equivalent cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be redeemed.

        Section 5.03  REIT Distribution Requirements.
                      ------------------------------

        The General Partner shall use its reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the Company to pay shareholder dividends that will allow a Company to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code (other than federal income tax liability associated with capital gains that the Company elects to retain).

        Section 5.04  No Right to Distributions in Kind.
                      ---------------------------------

        No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

        Section 5.05  Limitations on Return of Capital Contributions.
                      ----------------------------------------------

        Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive, and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

        Section 5.06  Distributions Upon Liquidation.
                      ------------------------------

        (a) Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of this Section 5.06(a), the Capital Account of each

Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets. To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

     (b) If less than all of the Adjusted Invested Capital has been returned to the General Partner and the Limited Partners or there is a shortfall in the distribution of the Return to the General Partner and the Limited Partners when the Partnership's last Property has been sold and the Special Limited Partner previously has received distributions pursuant to Section 5.02(a)(ii) or 5.02(b)(ii) (other than distributions that have previously been repaid pursuant to Section 5.02(c)), the Special Limited Partner will be required to repay to the Partnership whatever portion of those prior distributions is necessary to cause a full return of Adjusted Invested Capital and a full distribution of the Return to the General Partner and the Limited Partners. The Partnership will distribute any repaid amounts to the General Partner and the Limited Partners in accordance with their respective Percentage Interests. For purposes of this
Section 5.06(b), in determining whether Adjusted Invested Capital has been returned and a full distribution of the Return has been made to the General Partner and the Limited Partners, generally only amounts distributed pursuant to
Section 5.02(a)(i), Section 5.02(b)(i), and Section 5.06(a) will be taken into account. However, to the extent that the Special Limited Partner turns a distribution under Section 5.02(c) or this Section 5.06(b), the returned distribution plus the original accompanying 85% distributions to the General Partner and the Limited Partners will be treated as having been distributed 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests pursuant to Section 5.02(a)(i) or Section 5.02(b)(i). In no event will the cumulative amount repaid by the Special Limited Partner to the Partnership pursuant to Section 5.02(c) and this Section 5.06(b) exceed a cumulative amount of distributions that the Special Limited Partner previously has received pursuant to Sections 5.02(a)(ii) and 5.02(b)(ii).


     Section 5.07   Substantial Economic Effect.
                    ---------------------------

     It is the intent of the Partners that the allocations of Operating Income, Operating Loss, income, gain, loss, and expense under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses or expenses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent. Furthermore, the General Partner shall have the right, without the consent of the Limited Partners or the Special Limited Partner, to modify the provisions of

Section 5.01 to the extent necessary to comply with Section 704(b) of the Code or otherwise to achieve the intended distribution of Cash Available for Distribution, Sale Proceeds, or liquidation proceeds among the Partners.

                                   ARTICLE VI
             RIGHTS, OBLIGATIONS, AND POWERS OF THE GENERAL PARTNER
             ------------------------------------------------------

         Section 6.01  Management of the Partnership.
                       -----------------------------

         (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete, and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

               (i) to acquire, purchase, own, operate, lease, and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

               (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

               (iii) to authorize, issue, sell, redeem, or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants, or appreciation rights relating to any Partnership Interests) of the Partnership;

               (iv) to borrow or lend money for the Partnership, issue, or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend, or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge, or other lien on the Partnership's assets;

               (v) to guarantee or become a co-maker of indebtedness of the Company, the General Partner, or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge, or other lien on the Partnership's assets;

               (vi) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership, or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

               (vii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

               (viii) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such Manner as the General Partner may reasonably determine, and similarly to prosecute, settle, or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets;

               (ix) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

               (x) to make or revoke any election permitted or required of the Partnership by any taxing authority;

               (xi) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

               (xii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

               (xiii) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

                  (xiv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                  (xv) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers, and authority conferred upon the General Partner;

                  (xvi) to maintain accurate accounting records and to file promptly all federal, state, and local income tax returns on behalf of the Partnership;

                  (xvii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

                  (xviii) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures, or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                  (xix) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose; and

                  (xx) to take such other action, execute, acknowledge, swear to, or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation, and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the Company at all times to qualify as a REIT unless the Company voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

         (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shat be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         Section 6.02  Delegation of Authority.
                       -----------------------

         The General Partner may delegate any or all of its powers, rights, and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

         Section 6.03. Indemnification and Exculpation of Indemnitees.
                       ----------------------------------------------

         (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits, or proceedings, civil, criminal, administrative, or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order, or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section
6.03 shall be made only out of the assets of the Partnership.


         (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves service by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which a indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns, and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         Section 6.04  Liability of the General Partner.
                       --------------------------------

         (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this

Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

         (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Company, and the Company's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the Company on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the Company's shareholders or the Limited Partners; provided, however, that for so long as the
                                      --------  -------
Company owns a controlling interest in the Partnership, any such conflict that cannot resolved in a manner not adverse to either the Company's shareholders or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits of derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, a General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

         (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to prevent the Company from incurring any taxes under
Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         (e) Any amendment, modification, or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification, or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification, or repeal, regardless of when claims relating to such matters may arise or be asserted.

         Section 6.05 Reimbursement Obligations of Partnership.
                      ----------------------------------------

         The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management, and other services rendered to the Partnership. All of the aforesaid expenditures (including Administrative Expenses and REIT Expenses) shall be obligations of the Partnership, and the General Partner shall be entitled to reimbursement by the Partnership for any expenditure (including Administrative Expenses and REIT Expenses) incurred by it on behalf of the Partnership which shall be mad other than out of the funds of the Partnership.

         Section 6.06 Outside Activities.
                      ------------------

         Subject to Section 6.08 hereof, the Articles of Incorporation, and any agreements entered into by the Company, the General Partner, or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate, or shareholder of the Company or the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests, or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests, and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

         Section 6.07 Employment or Retention of Affiliates.
                      -------------------------------------

         (a) Any Affiliate of the Company or the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender, or otherwise) and may receive from the Partnership any compensation, price, or other payment, therefor, which the General Partner determines to be fair and reasonable.

         (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

         (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer, or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

         Section 6.08  Title of Partnership Assets.
                       ---------------------------

         Title to Partnership assets, whether real, personal, or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Person, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of a General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided,
                                                                     --------
however, that the General Partner shall use its best efforts to cause beneficial
-------
and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records irrespective of the name in which legal title to such Partnership assets is held.


         Section 6.09  Miscellaneous.
                       -------------

         In the event the Company redeems any REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the Company redeemed such REIT Shares. Moreover, if the Company makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner to acquire an equal number of Partnership Units held by the General Partner. In the event any REIT Shares are acquired by the Company pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

                                   ARTICLE VII
                           CHANGES IN GENERAL PARTNER
                           --------------------------

         Section 7.01  Transfer of the General Partner's Partnership Interest.
                       ------------------------------------------------------

         (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in Section 7.01(c) or in connection with a transaction described in Section 7.01(d) or (e).

         (b) The General Partner agrees that its Percentage Interest will at all times be in the aggregate at least 1%.

         (c) Except as otherwise provided herein in Section 7.01(d) or (e) hereof, the Company shall not engage in any merger, consolidation, or other combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or any recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination of REIT Shares), in each case which results in a change of control of the Company (a "Transaction"), unless:

               (i) as a result of such Transaction all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities, or other property paid in the Transaction to a holder of one REIT Share in consideration of on REIT Share, provided that if, in connection with the Transaction, a purchase, tender, or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Redemption Right and (B) sold, tendered, or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer; or

               (ii) the Company is the surviving entity in the Transaction and either the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or an Affiliate of the General Partner) receive an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any, holder of REIT Shares.

         (d) Notwithstanding Section 7.01(c), the Company may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity, including any wholly owned Subsidiary of such entity (collectively, the "Survivor"), other than Partnership Units or the stock of any wholly owned Subsidiary, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the Company, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount, and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash, and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants, or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been redeemed immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

         (e)   Notwithstanding Section 7.01(c),

               (i) a General Partner (including the Company) may transfer all or any portion of its General Partnership Interest to (A) a wholly owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, withdraw as General Partner; and

               (ii) the Company may engage in any transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

         Section 7.02  Admission of a Substitute or Additional General Partner.
                       -------------------------------------------------------

         A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

         (a) Except where the admission of a substitute or additional General Partner is expressly authorized in Section 7.01, a majority in interest of the Limited Partners (other than the General Partner) must consent in writing to the admission of the substitute or additional General Partner, which consent may be withheld in the sole discretion of such Limited Partners;

         (b) The Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;

         (c) If the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

         (d) Counsel for the Partnership shall have rendered an opinion (relying on such opinion from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

         Section 7.03  Effect of Bankruptcy, Withdrawal, Death or Dissolution of
                       ---------------------------------------------------------
a General Partner.
------------------

         (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal, or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof.

         (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal, or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to reconstitute the Partnership and continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by unanimous consent of the Limited Partners. If the Limited Partners elect to reconstitute the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

         Section 7.04    Removal of a General Partner.
                         ----------------------------

         (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the
                       --------  -------
date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not otherwise remove the General Partner, with or without cause.

         (b) If a General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03(b) hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within ten (10) days following the removal of the General Partner. In a event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within thirty (30) days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher
                                      --------  -------
appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than forty (40) days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than sixty (60) days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

         (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed
                                                --------  -------
General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain, or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until a transfer is effective pursuant to Section 7.04(b).

         (d) All Partners shall have given and hereby do give such consents, shall take such actions, and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

         Section 7.05  Option to Acquire Incentive Limited Partnership Interest.
                       --------------------------------------------------------

         The General Partner shall have the option to acquire the Incentive Limited Partnership interest upon the listing of the REIT Shares on a stock exchange. The purchase price for the Incentive Limited Partnership Interest shall be payable in REIT Shares or Limited Partnership Interests, at the election of the Special Limited Partner, except that the Special Limited Partner shall not be permitted to elect to receive REIT Shares to the extent that doing so would cause the Company to fail to qualify as a REIT. The purchase price for the Incentive Limited Partnership Interest shall equal the amount of the distribution that the Special Limited Partner would receive pursuant to Section 5.02(a)(ii) and Section 5.02(b)(ii) hereof if the Partnership were immediately to sell all of its Properties for their market value.

                                  ARTICLE VIII
                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS
                 ----------------------------------------------

         Section 8.01  Management of the Partnership.
                       -----------------------------

         The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

         Section 8.02  Power of Attorney.
                       -----------------

         Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place, and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file and record at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution, or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

         Section 8.03  Limitation of Liability of Limited Partners.
                       -------------------------------------------

         No Limited Partner shall be liable for any debts, liabilities, contracts, or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

         Section 8.04  [Reserved].


         Section 8.05  Redemption Right.
                       ----------------

         (a) Subject to the provisions of this Section 8.05 and the terms of any agreements between the Partnership and one or more Limited Partners, each Limited Partner (other than the Special Limited Partner, the Company, the General Partner, or any wholly owned Subsidiaries of the Company or the General Partner) shall have the right (the "Redemption Right") to require the Partnership to redeem on the Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that the
                                            --------  -------
Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b); and provided, further, that no
                                               --------  -------
Limited Partner may deliver more than two Notices of Redemption during each calendar year. A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the Partnership Record Date for such distribution is on or after the Specified Redemption Date.

         (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within ten (10) Business Days after the receipt by the General Partner of such Notice of Redemption. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner shall have no obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner, as the case may be, shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. If the Redeeming Partner receives REIT Shares, the Redeeming Partner shall have the right to receive any dividend or other distribution paid with respect to REIT Shares if the record date for such dividend or distribution is on or after the Specified Redemption Date.

         (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner pursuant to Section 8.05(b) (regardless of whether the General Partner would in fact exercise its rights under Section 8.05(b)) would (i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the Ownership Limitation (as defined in the Articles of Incorporation) and calculated in accordance therewith, except as provided in the Articles of Incorporation, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to an rules of attribution), (iii) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (iv) otherwise jeopardize the Company's status as a REIT, or (iv) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The General Partner, in its sole discretion, may waive the restriction on redemption set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the
         --------  -------
Redeeming Partner shall be paid the Cash Amount.

         (d) Any Cash Amount to be paid to a Redeeming Partner pursuant to this
Section 8.05 shall be paid on the Specified Redemption Date; provided, however,
                                                             --------  -------
the General Partner may elect to cause the Specified Redemption Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of redeemed Partnership Units hereunder to occur as quickly as reasonably possible.

         (e) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state, or local law that apply upon a Redeeming Partner's exercise of the Redemption Right. If a Redeeming Partner believes that it is exempt from such withholding upon a exercise of the Redemption Right, such Partner must furnish the General Partner with a FIRPTA Certificate in the form attached hereto as Exhibit C. If the Partnership or the General Partner is required to withhold and pay over to any taxing authority any amount upon a Redeeming Partner's exercise of the Redemption Right and if the Redemption Amount equals or exceeds the Withheld Amount, the Withheld Amount shall be treated as an amount received by such Partner in redemption of its Partnership Units. If, however, the Redemption Amount is less than the Withheld Amount, the Redeeming Partner shall not receive any portion of the Redemption Amount, the

Redemption Amount shall be treated as an amount received by such Partner in redemption of its Partnership Units, and the Partner shall contribute the excess of the Withheld Amount over the Redemption Amount to the Partnership before the Partnership is required to pay over such excess to a taxing authority.

         (f) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" that is taxed as a corporation under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" that is taxed as a corporation under Section 7704 of the Code.

         Section 8.06  Registration.
                       ------------

         (a) Shelf Registration of the Common Stock. Prior to or on the first
             --------------------------------------
date upon which the Partnership Units owned by any Limited Partner may be redeemed (or such other date as may be permitted under applicable provisions of the Securities Act), the Company agrees to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 under Rule 415 of the Securities Act (a "Registration Statement") or any similar rule that may be adopted by the Commission, with respect to all of the REIT Shares that may be issued upon redemption of such Partnership Units pursuant to Section
8.05 hereof ("Redemption Shares"). The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Redemption Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by a rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

         (b) If a Registration Statement under subsection (a) above is not available under the securities laws or the rules of the Commission, or if required to permit the resale of Redemption Shares by "Affiliates" (as defined in the Securities Act), the Company agrees to file with the Commission a Registration Statement covering the resale of Redemption Shares by Affiliates or others whose Redemption Shares are not covered by a Registration Statement filed pursuant to subsection (a) above, provided that the Company is furnished all information with respect to holders of Redemption Shares required to complete such Registration Statement and have it declared effective by the Commission. The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Redemption Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

         (c) Listing on Securities Exchange. If the Company shall list or
             ------------------------------
maintain the listing of REIT Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Redemption Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Redemption Shares.

                                   ARTICLE IX
                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS
                   ------------------------------------------

         Section 9.01 Purchase for Investment.
                      -----------------------

         (a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

         (b) Each Limited Partner agrees that he will not sell, assign, or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law, or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign, or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant, and agree.


         Section 9.02 Restrictions on Transfer of Limited Partnership Interests.
                      ---------------------------------------------------------

         (a) Subject to the provisions of this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge, or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the consent of the General Partner, which consent may be granted or withheld in its sole an absolute discretion. Any such purported transfer undertaken without such consent shall considered to be null and void ab initio and shall not be given
                                             -- ------
effect. Each Limited Partner acknowledges that the General Partner has agreed not to grant any such consent prior to the Transfer Restriction Date. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

         (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a Transfer pursuant to Section 9.05 below) of all of his Partnership Units pursuant to this Article IX or pursuant to a redemption of all of his Partnership Units pursuant to Section 8.05. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

         (c) Subject to the provisions of this Article IX, a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of his Partnership Units to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in clause (i) above, or (ii) if the Limited Partner is an entity, its beneficial owners or one or more of its Affiliates.

         (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

         (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership being treated as an association taxable as corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any taxes under Section 857 or Section 4981 of the Code, or (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within a meaning of Section 7704 of the Code.

         (f) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations
Section 1.752-4(b)) to any lender the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion; provided, however, that as a condition to such consent,
                     --------  -------
the lender may be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units which a security interest is held simultaneously with the time at which such lender would deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         (g) Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         (h) Prior to the consummation of any Transfer under this Article IX, the transferor and/or a transferee shall deliver to the General Partner such opinions, certificates, and other documents as the General Partner shall request in connection with such Transfer.

         Section 9.03  Admission of Substitute Limited Partner.
                       ---------------------------------------

         (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

             (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A and such other
                                                      ---------
         documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.


             (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged, and filed for record in accordance with the Act.

             (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.

             (iv) If the assignee is a corporation, partnership, or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

               (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

               (vi) The assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

               (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

         (b) For the purpose of allocating Operating Income and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

         (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

         Section 9.04     Rights of Assignees of Partnership Interests.
                          --------------------------------------------

         (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

         (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

         Section 9.05     Effect of Bankruptcy, Death, Incompetence, or
                          ---------------------------------------------
Termination of a Limited Partner.
--------------------------------

         The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner, or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator, or trustee, or, if he is finally adjudicated incompetent, his committee, guardian, or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased, or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

         Section 9.06     Joint Ownership of Interests.
                          ----------------------------

         A Partnership Interest may be acquired by two individuals as joint tenants with the right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one
                      --------  -------
joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                    ARTICLE X
                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS
                   ------------------------------------------

         Section 10.01    Books and Records.
                          -----------------

         At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state, and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years, and
(e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication, and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

         Section 10.02    Custody of Partnership Funds; Bank Accounts.
                          -------------------------------------------

         (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

         (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances, and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

         Section 10.03    Fiscal and Taxable Year.
                          -----------------------

         The fiscal and taxable year of the Partnership shall be the calendar year.

         Section 10.04    Annual Tax Information and Report.
                          ---------------------------------

         Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year a properly completed Schedule K-1.

         Section 10.05    Tax Matters Partner; Tax Elections; Special Basis
                          -------------------------------------------------
 Adjustments.
 -----------

         (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

         (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole discretion.

         (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining, or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

         Section 10.06       Reports to Limited Partners.
                             ---------------------------

         (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

         (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.

                                   ARTICLE XI
                             AMENDMENT OF AGREEMENT
                             ----------------------

         The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the
                                                   --------  -------
following amendments shall require the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners:

         (a) any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as provided in Section 7.01 or 8.05 hereof) in a manner adverse to the Limited Partners;

         (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than pursuant to the issuance of additional Partnership Units pursuant to
Section 4.02 hereof;

         (c) any amendment that would alter the Partnership's allocations of income, gain, loss, and expense to the Limited Partners, other than pursuant to the issuance of additional Partnership Units pursuant to Section 4.02 hereof or an amendment effected pursuant to Section 5.07 hereof; or

         (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.


                                   ARTICLE XII
                               GENERAL PROVISIONS
                               ------------------

         Section 12.01  Notices.
                        -------

         All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid, and return receipt requested, to the Partners at the addresses set forth in Exhibit A
                                                                 ---------
attached hereto; provided, however, that any Partner may specify a different
                 --------  -------
address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at, or mailed to, its specified office.

         Section 12.02  Survival of Rights.
                        ------------------

         Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon, and inure to the benefit of, the Partners and the Partnership and their respective legal representatives, successors, transferees, and assigns.

         Section 12.03  Additional Documents.
                        --------------------

         Each Partner agrees to perform all further acts and execute, swear to, acknowledge, and deliver all further documents which may be reasonable, necessary, appropriate, or desirable to carry out the provisions of this Agreement or the Act.

         Section 12.04  Severability.
                        ------------

         If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity, or unenforceability shall no affect the remainder hereof.

         Section 12.05  Entire Agreement.
                        ----------------

         This Agreement and exhibits attached hereto constitute the entire agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings, and negotiations with respect to the subject matter hereof.

         Section 12.06  Pronouns and Plurals.
                        --------------------

         When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         Section 12.07  Headings.
                        --------

         The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

         Section 12.08  Counterparts.
                        ------------

         This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         Section 12.09  Governing Law.
                        -------------

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.



                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership, all as of December 18, 2001.

                                      GENERAL PARTNER:

                                      G REIT, INC., a Virginia corporation


                                          /s/ Anthony W. Thompson
                                      By:______________________________
                                              President
                                         Its: _________________________



                                      SPECIAL LIMITED PARTNER:

                                      TRIPLE NET PROPERTIES L.L.C., a Virginia limited liability company


                                          /s/ Anthony W. Thompson
                                      By:______________________________
                                              President
                                         Its: _________________________

                                    EXHIBIT A
                                    ---------

                                            Agreed Value
                                  Cash       of Capital  Partnership  Percentage
Partner                       Contribution  Contribution    Units      Interest
-------                       ------------  ------------    -----      --------

General Partner:                                                         100%

G REIT, Inc.

Special Limited Partner:          $100          $100          0            0%*

Triple Net Properties, L.L.C.

* The Special Limited Partner will be entitled to the distributions provided for in Article V of this Agreement.

                                    EXHIBIT B
                                    ---------

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT
                     --------------------------------------

         In accordance with Section 8.05 of the Agreement of Limited Partnership (the "Agreement") of G REIT, L.P., the undersigned hereby irrevocably (i) presents for redemption Partnership Units in G REIT, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof, (ii) surrenders such Partnership Units and all right, title, and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated: _______________, ________

Name of Limited Partner:

                                       _________________________________________
                                       (Signature of Limited Partner)

                                       _________________________________________
                                       (Mailing Address)

                                       _________________________________________
                                       (City)         (State)         (Zip Code)

                                       Signature Guaranteed by:


                                       _________________________________________


If REIT Shares are to be issued, issue to:

Please insert social security or identifying number:

Name:

                                    EXHIBIT C
                                    ---------

For Redeeming Partners that are entities:

                       CERTIFICATION OF NON-FOREIGN STATUS
                       -----------------------------------

         Under section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), in the event of a disposition by a non-U. S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests ("USRPIs"), as defined in section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U. S. person upon the disposition. To inform G REIT, Inc. (the "General Partner") and G REIT, L.P. (the "Partnership") that no withholding is required with respect to the redemption by ________________________ ("Limited Partner") of its units of limited partnership interest in the Partnership, the undersigned hereby certifies the following on behalf of Limited Partner:

1. Limited Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate as those terms are defined in the Code and the Treasury regulations thereunder.

2.       The U. S. employer identification number of Limited Partner is
         ____________.

3. The principal business address of Limited Partner is __________________ ____________________________________, and Limited Partner's place of incorporation is _______________________________________________.

4. Limited Partner agrees to inform the General Partner if it becomes a foreign person at any time during the three-year period immediately following the date of this notice.

5. Limited Partner understands that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

                                       LIMITED PARTNER


                                       By:______________________________________
                                       Name:____________________________________
                                       Its:_____________________________________

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Limited Partner.

Date: ____________________             [NAME]

                                       _________________________________________
                                       Title

For Redeeming Partners that are individuals:

                       CERTIFICATION OF NON-FOREIGN STATUS
                       -----------------------------------

         Under section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), in the event of a disposition by a non-U. S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests ("USRPIs"), as defined in section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U. S. person upon the disposition. To inform G REIT, Inc. (the "General Partner") and G REIT, L.P. (the "Partnership") that no withholding is required with respect to my redemption of my units of limited partnership interest in the Partnership, I, _________________, hereby certify the following:

6.       I am not a nonresident alien for purposes of U. S. income taxation.

7.       My U. S. taxpayer identification number (social security number) is
         __________________________.

8.       My home address is:__________________________________________________.

9. I agree to inform the General Partner promptly if I become a nonresident alien at any time during the three-year period immediately following the date of this notice.

10. I understand that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.


                                          ______________________________________
                                          Name:

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete.


Date: ______________________              ______________________________________
                                          Name: